                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                                  ALUMAX INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED MARCH 13, 1998
                                      BY
                             AMX ACQUISITION CORP.
                         A WHOLLY OWNED SUBSIDIARY OF
                          ALUMINUM COMPANY OF AMERICA

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, APRIL 9, 1998, UNLESS THE OFFER IS
                                   EXTENDED.

                       The Depositary for the Offer is:
                    First Chicago Trust Company of New York

        By Mail:             By Overnight Courier              By Hand:
                                  Delivery:
                             First Chicago Trust         First Chicago Trust
  First Chicago Trust        Company of New York         Company of New York
  Company of New York        Attention: Tenders &        Attention: Tenders &
  Attention: Tenders &            Exchanges                   Exchanges
       Exchanges             14 Wall Street, 8th          c/o The Depository
  P.O. Box 2569, Suite              Floor                   Trust Company
          4660                New York, New York         55 Water Street, DTC
Jersey City, New Jersey             10005                        TAD
         07303                                             Vietnam Veterans
                                                            Memorial Plaza
                                                          New York, New York
                                                                10041

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)        SHARE CERTIFICATE(S) AND
                           ON                                      SHARE(S) TENDERED
                  SHARE CERTIFICATE(S))                   (ATTACH ADDITIONAL LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------------
                                                     SHARE         TOTAL NUMBER OF      NUMBER OF
                                                  CERTIFICATE    SHARES EVIDENCED BY      SHARES
                                                   NUMBER(S)*   SHARE CERTIFICATE(S)*   TENDERED**
                                             --------------------------------------------------------
                                             --------------------------------------------------------
                                             --------------------------------------------------------
                                             --------------------------------------------------------
                                             --------------------------------------------------------
                                             --------------------------------------------------------
                                                 TOTAL SHARES

-------------------------------------------------------------------------------
  * NEED NOT BE COMPLETED BY STOCKHOLDERS DELIVERING SHARES BY BOOK-ENTRY TRANSFER.
 ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES EVIDENCED
    BY EACH SHARE CERTIFICATE DELIVERED TO THE DEPOSITARY ARE BEING TENDERED HEREBY. SEE INSTRUCTION 4.

  This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Shares (as hereinafter defined) are to be forwarded herewith or, unless an Agent's Message (as hereinafter defined) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase (as hereinafter defined). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

  Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver either their Share Certificates or a Book-Entry Confirmation (as defined in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase) with respect thereto to the Depositary prior to the Expiration Date (as defined in "Section 1. Terms of the Offer; Expiration Date" of the Offer to Purchase) on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution ______________________________________________
  Account Number _____________________________________________________________
  Transaction Code Number ____________________________________________________

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

  Name(s) of Registered Holder(s) ____________________________________________
  Window Ticket No. (if any) _________________________________________________
  Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution which Guaranteed Delivery ______________________________


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to AMX Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Aluminum Company of America, a Pennsylvania corporation, the above-described shares of common stock, par value $.01 per share (the "Shares"), of Alumax Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase up to 27,000,000 Shares, at a price of $50.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 13, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after March 8, 1998 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints Richard B. Kelson and Lawrence
R. Purtell, and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares for payment, the Purchaser must be able to exercise full voting and other rights with respect to such Shares, including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

  No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not purchase any of the Shares tendered hereby.


-----------------------------------       -----------------------------------
 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6 AND 7)             (SEE INSTRUCTIONS 1, 5, 6 AND 7)


  To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check for the purchase price of
 Shares purchased or Share Certif-         Shares purchased or Share Certif-
 icates evidencing Shares not ten-         icates evidencing Shares not ten-
 dered or not purchased are to be          dered or not purchased are to be
 issued in the name of someone             mailed to someone other than the
 other than the undersigned, or if         undersigned, or the undersigned
 Shares tendered hereby and deliv-         at an address other than that
 ered by book-entry transfer which         shown under "Description of
 are not purchased are to be re-           Shares Tendered."
 turned by credit to an account at
 the Book-Entry Transfer Facility
 other than that designated above.

 Issue  [_] check  [_] Share Cer-          Mail  [_] check  [_] Share Cer-
 tificate(s) to:                           tificate(s) to:

 Name _____________________________        Name _____________________________
           (PLEASE PRINT)                            (PLEASE PRINT)
 Address __________________________
 __________________________________        Address __________________________
                         (ZIP CODE)        __________________________________
 __________________________________                                (ZIP CODE)
        RECIPIENT'S TAXPAYER               __________________________________
  IDENTIFICATION OR SOCIAL SECURITY               RECIPIENT'S TAXPAYER
 NUMBER (SEE SUBSTITUTE FORM W-9 ON         IDENTIFICATION OR SOCIAL SECURITY
            REVERSE SIDE)                  NUMBER (SEE SUBSTITUTE FORM W-9 ON
                                                      REVERSE SIDE)

 [_]Credit Shares delivered by
    book-entry transfer and not
    purchased to the account set
    forth below:

 Account Number: __________________

-----------------------------------       -----------------------------------

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)
 ____________________________________________________________________________
 ____________________________________________________________________________
                         (SIGNATURE(S) OF HOLDER(S))
 Dated: _________ 199

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).


 NAME(S):____________________________________________________________________
      _____________________________________________________________________
                                 (Please Print)

 CAPACITY (FULL TITLE): _____________________________________________________

 ADDRESS:____________________________________________________________________

      _____________________________________________________________________
                               (Include Zip Code)

 AREA CODE AND TELEPHONE NUMBER: ____________________________________________

 TAXPAYER IDENTIFICATION OR
 SOCIAL SECURITY NO.: _______________________________________________________
                   (See Substitute Form W-9 Included Herein)

              GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 5)

 Authorized Signature: ______________________________________________________

 Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 Title: _____________________________________________________________________

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY,
        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution") unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth above prior to the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

  The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

  4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever. Do not endorse the back of the Share Certificates.

  If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile thereof) as there are different registrations of such Shares.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

  7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions" above. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated herein as the account from which such Shares were delivered.

  8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent or the Dealer Manager.

  9. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether such stockholder is subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in
Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

  10. Lost, Destroyed or Stolen Certificates. If any Share Certificates have been lost, destroyed or stolen, the stockholder should promptly notify Chase Mellon Shareholder Services, L.L.C., the Company's transfer agent (toll-free telephone number 1-800-777-3674). The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedure for replacing lost, destroyed or stolen Share Certificates has been followed.

  11. Waiver of Conditions. Subject to the terms of the Merger Agreement (as defined in the Offer to Purchase) the conditions of the Offer may be waived, in whole or in part, by the Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and dated the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

--------------------------------------------------------------------------------
                        PART I--Taxpayer
SUBSTITUTE              Identification Number--For    ------------------------
                        all accounts, enter your       Social Security Number
FORM W-9                taxpayer identification
DEPARTMENT OF           number in the box at right.              OR
THE TREASURY            (For most individuals, this
INTERNAL                is your social security       ------------------------
REVENUE                 number. If you do not have     Employer Identification
SERVICE                 a number, see Obtaining a              Number
                        Number in the Taxpayer
                        Identification enclosed        (If awaiting TIN write
PAYER'S REQUEST FOR     Guidelines.) Certify by            "Applied For")
TAXPAYER IDENTIFICATION signing and dating below.
NUMBER (TIN)            Note: If the account is in
                        more than one name, see the
                        chart in the enclosed
                        Guidelines to determine
                        which number to give the
                        payer.
                        --------------------------------------------------------
                        PART II--For Payees Exempt From Backup Withholding,
                        see the enclosed Guidelines and complete as
                        instructed therein.
--------------------------------------------------------------------------------

 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 Certificate Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

 SIGNATURE ___________________________________    DATE ________________, 199

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal, certificates evidencing Shares and any other required documents should be sent or delivered by each stockholder to such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

  Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent or the Dealer Manager, and copies will be furnished promptly at the Purchaser's expense. No fees or commissions will be paid to brokers, dealers or other persons (other than the Information Agent and the Dealer Manager) for soliciting tenders of Shares pursuant to the Offer. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    The Information Agent for the Offer is:
                             D.F. KING & CO., INC.
                                77 Water Street
                                  20th Floor
                           New York, New York 10005
                         (212) 269-5550 (Call Collect)
                                      or
                                (800) 848-3094

                     The Dealer Manager for the Offer is:

                    CREDIT SUISSE FIRST BOSTON CORPORATION
                             Eleven Madison Avenue
                         New York, New York 10010-3629
                        Call Toll Free: (800) 881-8320

March 13, 1998